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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              ---------------

                                 FORM 8-K

                               CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 4, 2004

                          Communications Systems, Inc.
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           (Exact name of Registrant as specified in its charter)




               Minnesota          001-31588         41-0957999
         --------------------- ---------------- ------------------
            (State or other      (Commission      (IRS Employer
             jurisdiction       File Number)      Identification
           of incorporation)                           No.)






                    213 South Main Street
                    Hector, Minnesota            55342
                 --------------------------  --------------
                    (Address of principal      (Zip Code)
                     executive offices)



Registrant's telephone number, including area code (320) 848-6231

Items 1-6 and 8-11 are not applicable and therefore omitted.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

The following information is furnished as an exhibit to this Current Report:

Exhibit No.  Description of Exhibit
-----------  -----------------------------------
99           Press release issued August 4, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

          On August 4, 2004, Communications Systems, Inc. (the "Company") reported its financial results for its second fiscal quarter ended
June 30, 2004. The Company's press release is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

                                     2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                             Communications Systems, Inc.

Date: August 5,2004           By    /s/ Paul N. Hanson
                                -------------------------------------------
                                   Paul N. Hanson
                                   Vice President and Chief Financial
                                   Officer